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                                                                     EXHIBIT 3.2

                              CERTIFICATE OF TRUST

                                       OF

                         FLEET CREDIT CARD FUNDING TRUST

     THIS Certificate of Trust of Fleet Credit Card Funding Trust (the "Trust"), dated as of March 28, 2002, has been duly executed and is being filed by the undersigned, as trustees, to create a business trust under the Delaware Business Trust Act (12 Del. C. "3801, et seq.) (the "Act").

     1. Name. The name of the business trust created hereby is Fleet Credit Card Funding Trust.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective upon filing.




                            [SIGNATURE PAGES FOLLOW]







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                  IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                   WILMINGTON TRUST COMPANY,
                                   as trustee

                                   By:      /s/ Kathleen A Pedelini
                                            --------------------------------
                                   Name:    Kathleen A. Pedelini
                                   Title:   Administrative Account Manager

                                   /s/ John Rodehorst
                                   --------------------------------------------
                                   John Rodehorst

                                   /s/ Jeffrey Lipson
                                   --------------------------------------------
                                   Jeffrey Lipson

                                   /s/ Paul V. Stahlin
                                   --------------------------------------------
                                   Paul V. Stahlin

                                   /s/ Jaspreet Mann
                                   -----------------------------------
                                   Jaspreet Mann

                                   /s/ Benjamin B. Abedine
                                   -----------------------------------
                                   Benjamin B. Abedine

                                   /s/ Albert J. Fioravanti
                                   -----------------------------------
                                   Albert J. Fioravanti